511 P-2
                         SUPPLEMENT DATED AUGUST 1, 2002
                              TO THE PROSPECTUS OF
                               FRANKLIN TEMPLETON
                                MONEY FUND TRUST
                         (FRANKLIN TEMPLETON MONEY FUND)
                             DATED NOVEMBER 1, 2002

The prospectus is amended as follows:
I. The first paragraph under the "Buying Shares" section beginning on page 12 is replaced with the following:
 You may buy shares of the Fund only in exchange for Class B or C shares of other Franklin Templeton funds sold subject to a contingent deferred sales charge or through the reinvestment of dividends. Shares of the Fund may not be purchased directly except by the Franklin Templeton Charitable Giving Fund. Unlike other money funds, the Fund does not have check writing privileges.

                           Please keep this supplement
                             for future reference.